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                                                                    EXHIBIT 99.2


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with Amendment No. 1 to the Annual Report on Form 10-K of Plastipak Holdings, Inc. (the "Company") for the period ended November 2, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), and pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, I, Michael J. Plotzke, Chief Financial Officer of the Company, hereby certify that based on my knowledge:


                  1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

                  2. The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.




                                            /s/ Michael J. Plotzke
                                            -----------------------------
                                            Michael J. Plotzke
                                            Chief Financial Officer of
                                            Plastipak Holdings, Inc.
                                            April 15, 2003